THIRD ALLONGE TO

PROMISSORY NOTE (Loan No. 412398-60)

ORIGINAL BORROWER: Riverside Crossing L.C.

CURRENT BORROWER: GIPVA 130 Corporate Blvd, LLC

LENDER: Newport News Shipbuilding Employees' Credit Union, Inc., d/b/a BayPort Credit Union

This Third Allonge to Promissory Note (the "Third Allonge") is dated and effective as of August 23, 2024, and attached to, and made a part of, the Promissory Note, dated October 23, 2017, made by the Original Borrower payable to the Lender or order, in the face amount of $5,200,000.00 (the “Original Promissory Note”), as previously amended by (i) Allonge to Promissory Note dated as of September 30, 2019 (the “First Allonge to Note”, and together with the Original Note, the “2019 Note”), and (ii) Second Allonge to Promissory Note dated and effective as of March 23, 2021 (the “Second Allonge to Note”, and together with the 2019 Note, the "Note"). The obligations of the Original Borrower under the 2019 Note were assumed by the Current Borrower pursuant to that certain Note, Deed of Trust, Assignment of Leases and Rents, and Related Loan Documents Assignment, Assumption and Modification Agreement (the "Assumption Agreement"), by and among the Original Borrower, the Current Borrower, the Lender and James B. Mears as Trustee and joined in by Generation Income Properties, L.P., a Delaware limited partnership, Generation Income Properties, Inc., a Maryland corporation, and David Sobelman (collectively, the "Guarantors"), as modified by (i) that certain Note and Loan Modification Agreement dated as of March 23, 2021, among the Current Borrower, the Guarantors and Lender (the “First Note and Loan Modification Agreement”), and (ii) that Second Note and Loan Modification Agreement dated and effective as of the date hereof among the Current Borrower, the Guarantors and Lender (the “Second Loan Modification Agreement”). The Assumption Agreement as modified by (i) the First Note and Loan Modification Agreement and (ii) the Second Note and Loan Modification Agreement is hereinafter referred to as the “Loan Agreement”. Any capitalized term used, but not defined, in this Allonge shall have the meaning ascribed to such term in the Note or the Loan Agreement.

The Note is hereby amended as follows:

1.
In the header under the caption "RATE" the verbiage shall be amended to read as follows: "4.250% per annum through March 23, 2021, 3.50% per annum from and after March 23,

2021 through August 23, 2024, and 6.15% thereafter."

2.
Section 3, captioned "INTEREST" is hereby amended by deleing the first sentence in its entirety and inserting the following provisions in lieu thereof:

"Interest will accrue on the unpaid principal balance of this Note at the per annum rate of 4.250 percent through March 23, 2021, at the per annum rate of 3.50 percent from and after March 23, 2021 through August 23, 2024, and at the per annum rate of 6.150 percent thereafter (Interest Rate)."

3.
Section 6 captioned "PAYMENT" is hereby amended by deleting the first paragraph and inserting the following provisions in lieu thereof:

"PAYMENT. I agree to pay this Note in one hundred forty-two (142) installments as follows: I will make 23 payments of $28,178.38 beginning on November 23, 2017, and on the 23rd day of each month thereafter through September 23, 2019. I will make 18 payments of $29,583.00 beginning on October 23, 2019, and on the 23rd day of each month thereafter through March 23, 2021. I will make 41 payments of $27,432.38 beginning on April 23, 2021, and on the 23rd day of each month thereafter through August 23, 2024. I will make 59 payments of $32,268.70 beginning September 23, 2024 and on the 23rd day of each month thereafter through July 23, 2029. The 142nd and final "balloon payment" of the entire unpaid balance of principal and interest and any other amounts owing will be due August 23, 2029."

4.
Except as amended, modified or supplemented by this Third Allonge, the Note remains in full force and effect and is hereby ratified and confirmed.

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CURRENT BORROWER:

GIPVA 130 CORPORATE BLVD, LLC,

a Delaware limited liability company

By: Generation Income Properties, L.P., a Delaware limited partnership, Sole Member

By: Generation Income Properties, Inc., a Maryland corporation General Partner

By: /s/ David Sobelman David Sobelman, President

LENDER:

NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC. d/b/a BAYPORT CREDIT UNION

By: /s/ Denise Brown Denise Brown, Commercial Banker

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